ALLIANCEBERNSTEIN GLOBAL RISK ALLOCATION FUND, INC.

Supplement dated August 9, 2013 to the Prospectus and Summary Prospectus (the “Prospectuses”) dated March 1, 2013 of the AllianceBernstein Global Risk Allocation Fund (the “Fund”).

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Recently, the Board of Directors of the Fund approved a proposal by the Adviser to create a wholly-owned subsidiary organized under the laws of the Cayman Islands, named AllianceBernstein Global Risk Allocation (Cayman) Ltd., (the “Subsidiary”). The Fund expects to gain most of its commodity exposure through the Subsidiary in order to permit any income derived from commodities activity to qualify as “good income” under Subchapter M of the Internal Revenue Code. This change will give the Fund greater flexibility to invest in commodities and commodities-linked derivatives, including in the Fund’s “inflation-linked” asset class, but will not affect any of the Fund’s other current investment policies or strategies. The Fund expects to commence the use of the subsidiary on or about October 15, 2013.

The Board of Directors of the Fund also approved a proposal by the Adviser to allow the Fund to pay dividends annually instead of quarterly, effective immediately.

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This Supplement should be read in conjunction with the Prospectuses for the Fund.

You should retain this Supplement with your Prospectus for future reference.

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SUP-0103-0813